Semi-annual Report
(unaudited)
March 31, 2013

Tax-Free Virginia Fund
Tax-Free National Fund

Madison Funds

Madison Tax-Free Funds | March 31, 2013

Contents

Letter to Shareholders
Economic Overview	1
Outlook	2
Portfolio of Investments
Virginia Tax-Free Fund	4
Tax-Free National Fund	6
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Other Information	15

Madison Tax-Free Funds | March 31, 2013

Letter to Shareholders

Note to Shareholders: As we report the results for your fund we have completed the process of merging the Madison Mosaic Funds into the Madison Funds. This change has had no material effect on our tax-free funds. However this is the first full six-month period to reflect the fee reductions we initiated on June 29 2012. Please note that while no changes have been made to your fund’s management there have been administrative changes. Your shareholder service contact number is 1-800-877-6089 and online access is now available for your account.

The semi-annual period ended March 31, 2013 saw small positive total returns for Tax-Free Virginia and Tax-Free National. Six-month total returns were 0.08% for Tax-Free Virginia and 0.45% for Tax-Free National. Over the six-month period of this report Tax-Free National’s peer group, Morningstar Municipal National Long Category, was up 0.32%. The Morningstar Municipal Single State Long Category, the peer group for Virginia Tax-Free, rose 1.21% over the six months. An indication of the headwinds faced by bond investors over this period can be seen in the yield movement of the bellwether 10-year Treasury. As yields rise, the value of bonds is suppressed. The 10-year Treasury yield at the start of the period was 1.63%, rose as high as 2.06% on March 11, before ending the period at 1.85%.

As is typical, our portfolios were focused on high-quality issuance. Some indication of the manner in which quality influenced returns over this period can be seen by looking at the Morningstar High Yield Municipal Category, which led other municipal bond categories with a six-month return of 2.96%. As always, your Madison Funds have very little if any exposure to lower-rated bonds, while many of our peers routinely hold a broader spectrum of quality holdings. Another factor which can affect performance is the relative performance of municipal bonds based on their maturity. For this period, there was not a dramatic variance among the various municipal bond benchmarks based on maturity.

The 30-day SEC yield for Tax-Free Virginia saw a rise across the period from 1.04% to 1.52% while Tax-Free National rose from 0.85% to 1.42%, a reflection of some minor moderation of the extremely low interest rate environment in which we have been living for some time.

ECONOMIC OVERVIEW

While bond returns across the board were modest for the six-month period, municipal bonds in general showed positive returns. Yields at historic lows provide scant cushion for the price drops associated with rising rates. Yet rates remained within a range that, for the most part, kept returns positive. Morningstar municipal bond categories were positive across the board, led by the highest risk, High-Yield Category, while intermediate and long categories showed returns in the 0.5% to 1.5% range.

Municipal bonds, even at low yields, remained an attractive asset class for investors. They provided investors with diversification and risk reduction in the face of fiscal policy uncertainties coupled with concerns over the Federal Reserve’s prolonged use of unconventional monetary policy. During the period interest rates seemed poised to drift upward as investors’ interpreted favorable news on the housing market, manufacturing sector, and employment situation as signs of an improving economy. Towards the end of the period the subtle uptrend in rates was counterbalanced by geopolitical events including the inconclusive Italian election, Cyprus’s sovereign bailout and on-going commitments by G7 central banks to spur economic growth within their regions. Lastly, mutual fund flows remained positive for bonds over the six months, even as the flows into equity funds entered positive territory for the first time in almost two years. This suggests some investors may be repositioning portfolios into riskier asset classes.

Semi-annual Report | 1

Madison Tax-Free Funds | Letter to Shareholders | continued | March 31, 2013

The portfolio structure remained largely unchanged during the period, as we balanced the desire for yield with the need to defend against the potential threat of a rise in interest rates. The portfolios remained on the cusp of the intermediate/long maturity spectrum with a decided bias for higher-quality, higher-rated issuance. Our valuation models continue to suggest that interest rates remain too low and will ultimately trend higher.

OUTLOOK

We foresee modest GDP growth during the remainder of 2013 as global deleveraging persists, governments work through fiscal and regulatory issues, and consumers acclimate to the realities of higher taxes and moderate wage growth. Economic growth should get a boost from continued strengthening within the housing market and auto sector. In addition, higher equity prices should help consumer confidence and add to the wealth effect. Lastly, we anticipate inflation will remain contained within the Fed’s target range. We remain diligent regarding possible risks to our forecast including significant acceleration of growth, a rise in inflation expectations or a devastating geopolitical event.

Our market forecast is predicated upon moderate economic growth, temperate inflation and the absence of significant market disruptions caused by a catastrophic global event. We anticipate heightened interest rate volatility as the global deleveraging process persists, economic reports reveal continued improvement and investors try to second guess when the Federal Reserve may begin exiting quantitative easing. Finally, we believe investors, particularly those in high-tax brackets, who have a need or desire for an allocation to fixed income securities can continue to find competitive yields, risk moderation and diversification in municipal bonds.

Virginia Fund

The Commonwealth of Virginia maintains a Standard & Poor’s AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The fund had a total return of 0.08% for the semi-annual period and the 30-day SEC yield was 1.52% as of March 31, 2013. The duration of the portfolio was 6.61 years while the average maturity was 11.41 years. In terms of quality of holdings, approximately 26.9% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 53.9% was the equivalent of S&P’s AA, 12.3% A, 6.9% was BBB. Recently purchased securities included Fauquier County general obligation bonds and Norfolk Economic Development revenue bonds for Bon Secours Health System.

INDUSTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 3/31/13
Airport	0.5%
Development	5.5%
Education	12.1%
Facilities	12.8%
General	7.7%
General Obligation	15.0%
Medical	13.0%
Multifamily Housing	8.6%
Power	4.1%
Transportation	4.0%
Utilities	4.1%
Water	10.0%
Cash & Other	2.6%

National Fund

The National Fund had a total return of 0.45% for the semi-annual period and the 30-day SEC yield was 1.42% as of March 31, 2013. The duration of the portfolio was 6.46 years and the average maturity was 11.34 years. In terms of quality holdings, approximately 21.9% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 62.3% was the equivalent of S&P’s AA, 13.4% A, and 2.4% BBB. Recently purchased securities included University of Washington revenue bonds and Virginia State Commonwealth Transportation grant anticipation notes.

2 | Semi-annual Report

Madison Tax-Free Funds | Letter to Shareholders | concluded | March 31, 2013

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 3/31/13
Alabama	7.9%
Arizona	2.3%
Arkansas	1.7%
Colorado	1.5%
Florida	10.8%
Georgia	3.4%
Illinois	4.5%
Indiana	7.2%
Iowa	2.5%
Maryland	4.6%
Massachusetts	2.3%
Michigan	3.1%
Minnesota	1.5%
Mississippi	1.7%
Missouri	3.1%
New Jersey	2.9%
New York	3.7%
North Carolina	2.4%
Ohio	1.9%
Pennsylvania	2.1%
South Carolina	1.6%
Texas	17.0%
Virginia	5.1%
Washington	1.9%
Wisconsin	0.7%
Cash & Other	2.6%

We appreciate your confidence in Madison Funds and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,

Michael J. Peters, CFA

Vice President, Madison Investment Advisors, LLC

and Portfolio Manager

Semi-annual Report | 3

Madison Tax-Free Funds | March 31, 2013
Virginia Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - 97.4%
Airport - 0.5%
Capital Region Airport Commission, (AGM), 5%, 7/1/20	$125,000	$ 133,442
Development - 5.5%
Loudoun County Industrial Development Authority, 5%, 6/1/31	500,000	561,880
Prince William County Industrial Development Authority, 5.25%, 2/1/18	675,000	791,755
		1,353,635
Education - 12.1%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	224,347
Lexington Industrial Development Authority, 4.25%, 12/1/20	150,000	174,438
Prince William County Industrial Development Authority, (Prerefunded 10/01/13 @ $101), 5%, 10/1/18	150,000	155,047
University of Virginia, 5%, 6/1/40	255,000	290,718
Virginia College Building Authority, 5%, 9/1/26	140,000	162,294
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	624,110
Virginia College Building Authority, (ST APPROP), 5%, 2/1/29	375,000	426,626
Virginia Public School Authority, 5%, 12/1/18	100,000	120,008
Virginia Public School Authority, 5%, 8/1/27	350,000	402,423
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 8/1/33	450,000	415,197
		2,995,208
Facilities - 12.8%
Gloucester County Industrial Development Authority, (NATL-RE), 4.375%, 11/1/25	500,000	518,435
Henrico County Economic Development Authority, 5%, 10/1/18	170,000	203,051
Newport News Economic Development Authority, (Prerefunded 07/01/2016 @ $100), 5%, 7/1/25	745,000	851,453
Northwestern Regional Jail Authority, (Prerefunded 07/01/15 @ $100) (NATL-RE), 5%, 7/1/19	50,000	55,205
Prince William County Park Authority, 4%, 4/15/24	320,000	344,679
Roanoke County Economic Development Authority, (ASSURED GTY), 5%, 10/15/16	200,000	227,330
Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	700,000	720,069
	Par Value	Value (Note 1)
Virginia Public Building Authority, 5.25%, 8/1/23	$200,000	$ 235,232
		3,155,454
General - 7.7%
Fairfax County Economic Development Authority, (NATL-RE), 5.25%, 9/1/19	500,000	501,220
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	363,144
James City County Economic Development Authority, 4%, 6/15/24	360,000	396,713
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC*), 5.5%, 8/1/27	100,000	133,789
Territory of Guam, 5%, 1/1/26	150,000	169,956
Virgin Islands Public Finance Authority, (NATL-RE FGIC), 5%, 10/1/23	100,000	105,838
Virginia Resources Authority, (MORAL OBLG), 5%, 11/1/23	200,000	243,904
		1,914,564
General Obligation - 15.0%
City of Hampton VA, 5%, 1/15/21	250,000	297,530
City of Hopewell VA, General Obligation, (ST AID WITHHLDG), 5.875%, 7/15/34	500,000	601,080
City of Richmond VA, General Obligation, (ST AID WITHHLDG), 5%, 7/15/22	100,000	120,236
City of Richmond VA, General Obligation, (Prerefunded 7/15/14 @ $100) (AGM), 5%, 7/15/23	400,000	424,168
City of Roanoke VA, General Obligation, (ST AID WITHHLDG), 5%, 2/1/25	230,000	270,135
Commonwealth of Virginia, General Obligation, 5%, 6/1/26	300,000	345,030
Commonwealth of Virginia, General Obligation, 5%, 6/1/27	150,000	175,580
County of Arlington VA, General Obligation, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	203,759
County of Fauquier VA, (NATL-RE), 5%, 7/1/14	250,000	264,712
County of Henrico VA, General Obligation, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	244,662
County of Henrico VA, General Obligation, 5%, 7/15/25	150,000	178,340
County of Loudoun VA, General Obligation, (Prerefunded 12/01/17 @ $100), 5%, 12/1/18	165,000	196,642
County of Prince George VA, General Obligation, (ASSURED GTY ST AID WITHHLDG), 5%, 2/1/20	200,000	232,986
Town of Leesburg VA, General Obligation, 5%, 1/15/41	135,000	151,817
		3,706,677

See accompanying Notes to Financial Statements.

4 | Semi-annual Report

Madison Tax-Free Funds | Virginia Fund Portfolio of Investments | concluded | March 31, 2013

	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS (continued)
Medical - 13.0%
Charlotte County Industrial Development Authority, 5%, 9/1/16	$335,000	$ 366,580
Fairfax County Industrial Development Authority, 4%, 5/15/42	600,000	604,548
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	250,000	289,128
Harrisonburg Industrial Development Authority, (AMBAC*), 4%, 8/15/16	200,000	220,302
Harrisonburg Industrial Development Authority, (AMBAC*), 5%, 8/15/46	180,000	189,844
Henrico County Economic Development Authority, (NATL-RE), 6%, 8/15/16	215,000	228,696
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	537,734
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	500,000	562,940
Smyth County Industrial Development Authority, 5%, 7/1/15	200,000	215,572
		3,215,344
Multifamily Housing - 8.6%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	725,000	790,424
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	329,778
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	750,000	750,690
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	261,352
		2,132,244
Power - 4.1%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	650,021
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	351,875
		1,001,896
Transportation - 4.0%
Puerto Rico Highway & Transportation Authority, (ASSURED GTY), 5.25%, 7/1/34	100,000	105,260
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE FGIC), 5.25%, 7/15/22	60,000	73,644
Richmond Metropolitan Authority, (NATL-RE FGIC), 5.25%, 7/15/22	140,000	165,083
Virginia Commonwealth Transportation Board, 5%, 3/15/25	535,000	647,949
		991,936
	Par Value	Value (Note 1)
Utilities - 4.1%
City of Richmond VA, (AGM), 4.5%, 1/15/33	$940,000	$ 1,009,193
Water - 10.0%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	231,251
Hampton Roads Sanitation District, 5%, 11/1/20	200,000	245,516
Hampton Roads Sanitation District, 5%, 4/1/33	250,000	279,798
Henry County Public Service Authority, (AGM), 5.25%, 11/15/15	150,000	164,744
Upper Occoquan Sewage Authority, (NATL-RE), 5.15%, 7/1/20	1,000,000	1,195,850
Virginia Resources Authority, 4.5%, 10/1/28	160,000	181,742
Virginia Resources Authority, 5%, 11/1/31	160,000	177,720
		2,476,621
TOTAL INVESTMENTS - 97.4% ( Cost $22,734,088** )		24,086,214
NET OTHER ASSETS AND LIABILITIES - 2.6%		646,838
TOTAL NET ASSETS - 100.0%		$24,733,052

*
This bond is covered by insurance issued by Ambac Assured Corporation ("AMBAC"). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

**	Aggregate cost for Federal tax purposes was $22,734,088.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assuranty Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding
ST APPROP	State Appropriations

See accompanying Notes to Financial Statements.

Semi-annual Report | 5

Madison Tax-Free Funds | March 31, 2013

National Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - 97.4%
Alabama - 7.9%
Alabama Incentives Financing Authority, 5%, 9/1/29	$300,000	$ 337,356
Mobile County Board of School Commissioners, 3.625%, 3/1/36	520,000	499,980
Troy University, (ASSURED GTY), 4.125%, 11/1/23	420,000	464,642
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), 6.375%, 7/1/28	295,000	344,837
University of South Alabama, (AMBAC*), 5%, 12/1/24	700,000	795,529
		2,442,344
Arizona - 2.3%
Glendale Western Loop 101 Public Facilities Corp, (Prerefunded 01/01/14 @ $100), 6%, 7/1/24	525,000	547,475
Northern Arizona University, Certificate Participation, (Prerefunded 09/01/15 @ $100) (AMBAC*), 5%, 9/1/23	150,000	166,578
		714,053
Arkansas - 1.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	202,781
Lake Hamilton School District No 5 of Garland County, General Obligation Ltd, (ST AID WITHHLDG), 3%, 4/1/21	320,000	331,626
		534,407
Colorado - 1.5%
El Paso County Facilities Corp, Certificate Participation, 5%, 12/1/27	400,000	473,900
Florida - 10.8%
City of Port St Lucie FL Utility System Revenue, 5%, 9/1/27	600,000	693,480
Emerald Coast Utilities Authority, (NATL-RE FGIC), 5%, 1/1/25	300,000	305,418
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	497,797
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	490,676
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	554,445
Peace River/Manasota Regional Water Supply Authority, (AGM), 5%, 10/1/23	750,000	813,840
		3,355,656
Georgia - 3.4%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	409,077
Emanuel County Hospital Authority, (Prerefunded 07/01/13 @ $100) (AMBAC* CNTY GTD), 4.3%, 7/1/17	250,000	257,495
	Par Value	Value (Note 1)
Georgia State Road & Tollway Authority, 5%, 6/1/21	$ 90,000	$ 107,475
Gwinnett County Development Authority, Certificate Participation, (NATL-RE), 5.25%, 1/1/21	100,000	123,692
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	146,210
		1,043,949
Illinois - 4.5%
County of Winnebago IL, General Obligation, (Prerefunded 06/30/15 @ $100) (NATL-RE), 5%, 12/30/24	1,000,000	1,102,780
Regional Transportation Authority, (AMBAC* GO of AUTH), 7.2%, 11/1/20	240,000	278,189
		1,380,969
Indiana - 7.2%
Indiana Finance Authority, 4%, 3/1/34	500,000	499,985
Indianapolis Local Public Improvement Bond Bank, (ASSURED GTY), 5.5%, 1/1/38	475,000	526,366
Western Boone Multi-School Building Corp, General Obligation, (AGM), 5%, 1/10/20	1,015,000	1,203,323
		2,229,674
Iowa - 2.5%
City of Bettendorf IA, General Obligation, 5%, 6/1/28	475,000	546,355
City of Bettendorf IA, General Obligation, 5%, 6/1/30	210,000	237,455
		783,810
Maryland - 4.6%
Maryland Health & Higher Educational Facilities Authority, (AGM), 5.25%, 8/15/38	535,000	649,667
Maryland State Transportation Authority, (Escrowed To Maturity), 6.8%, 7/1/16	50,000	55,394
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	703,818
		1,408,879
Massachusetts - 2.3%
Massachusetts School Building Authority, (Prerefunded 08/15/15 @ $100) (AGM), 5%, 8/15/23	635,000	704,691
Michigan - 3.1%
Detroit City School District, General Obligation, (FGIC Q-SBLF), 6%, 5/1/20	400,000	494,680
Redford Unified School District No 1, General Obligation, (AMBAC* Q-SBLF), 5%, 5/1/22	410,000	476,498
		971,178
Minnesota - 1.5%
Litchfield Independent School District No 465, General Obligation, 3%, 2/1/20	420,000	456,464

See accompanying Notes to Financial Statements.

6 | Semi-annual Report

Madison Tax-Free Funds | National Fund Portfolio of Investments | concluded | March 31, 2013

	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS (continued)
Mississippi - 1.7%
Harrison County Wastewater Management District, (Escrowed To Maturity) (FGIC), 7.75%, 2/1/14	$500,000	$ 530,815
Missouri - 3.1%
City of O’Fallon MO, Certificate Participation, (NATL-RE), 5.25%, 11/1/16	100,000	113,689
County of St Louis MO, (Escrowed To Maturity), 5.65%, 2/1/20	500,000	625,700
St Louis Industrial Development Authority, 6.65%, 5/1/16	200,000	232,638
		972,027
New Jersey - 2.9%
New Jersey State Turnpike Authority, (Escrowed To Maturity) (NATL-RE-IBC), 6.5%, 1/1/16	525,000	577,169
New Jersey State Turnpike Authority, (BHAC-CR FSA), 5.25%, 1/1/28	250,000	315,250
		892,419
New York - 3.7%
City of North Tonawanda NY, General Obligation, 4%, 4/1/21	240,000	262,646
New York State Dormitory Authority, (BHAC-CR AMBAC*), 5.5%, 7/1/31	250,000	330,630
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	561,661
		1,154,937
North Carolina - 2.4%
North Carolina Medical Care Commission, (HUD SECT 8), 5.5%, 10/1/24	500,000	526,685
State of North Carolina, 4.5%, 5/1/27	200,000	229,342
		756,027
Ohio - 1.9%
County of Allen OH, 4.75%, 9/1/27	530,000	570,397
Pennsylvania - 2.1%
Lehigh County General Purpose Authority, (NATL-RE GO of HOSP), 7%, 7/1/16	625,000	662,394
South Carolina - 1.6%
York County School District No 1, General Obligation, (SCSDE), 5%, 3/1/27	440,000	506,876
Texas - 17.0%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	328,605
City of San Antonio TX, Water System Revenue, 5.125%, 5/15/29	500,000	581,455
City of Sugar Land TX, General Obligation Ltd, 5%, 2/15/28	350,000	397,061
County of Bexar TX, General Obligation Ltd, 4%, 6/15/32	450,000	473,859
County of Harris TX, General Obligation Ltd, (Prerefunded 10/01/18 @ $100), 5.75%, 10/1/24	250,000	313,943
	Par Value	Value (Note 1)
Frisco Independent School District, General Obligation, (PSF-GTD), 3%, 8/15/35	$505,000	$ 486,593
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	482,221
Lower Colorado River Authority, (Escrowed To Maturity) (AMBAC*), 6%, 1/1/17	305,000	362,764
Mueller Local Government Corp, 5%, 9/1/25	1,280,000	1,451,277
State of Texas, General Obligation, 5%, 8/1/27	330,000	387,489
		5,265,267
Virginia - 5.1%
City of Hopewell VA, General Obligation, (ST AID WITHHLDG), 5.875%, 7/15/34	500,000	601,080
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	291,304
Henry County Public Service Authority, (AGM), 5.25%, 11/15/15	150,000	164,744
Virginia Commonwealth Transportation Board, 5%, 3/15/23	200,000	245,632
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	261,352
		1,564,112
Washington - 1.9%
University of Washington, 5%, 7/1/32	500,000	584,590
Wisconsin - 0.7%
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	212,364
TOTAL INVESTMENTS - 97.4% ( Cost $28,192,722** )		30,172,199
NET OTHER ASSETS AND LIABILITIES - 2.6%		813,122
TOTAL NET ASSETS - 100.0%		$30,985,321

*
This bond is covered by insurance issued by Ambac Assured Corporation ("AMBAC"). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

**	Aggregate cost for Federal tax purposes was $28,192,722.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assuranty Corp.
CNTY GTD	County Guaranteed
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO of AUTH	General Obligation of the Authority
GO of HOSP	General Obligation of the Hospital District
HUD SECTION 8	HUD Insured Multifamily Housing
IBC	Insured Bond Certificate
NATL-RE	National Public Finance Guarantee Corp.
PSF GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Board Loan Fund
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program)
ST AID WITHHLDG	State Aid Withholding

See accompanying Notes to Financial Statements.

Semi-annual Report | 7

Madison Tax-Free Funds | March 31, 2013

Statements of Assets and Liabilities (unaudited)
	Virginia Fund	National Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$22,734,088	$28,192,722
Net unrealized appreciation
Unaffiliated issuers	1,352,126	1,979,477
Total investments at value	24,086,214	30,172,199
Cash	382,881	498,803
Receivables:
Fund shares sold	150	130
Interest	284,424	356,416
Total assets	24,753,669	31,027,548
Liabilities:
Payables:
Fund shares repurchased	153	1,692
Advisory agreement fees	10,561	13,089
Service agreement fees	7,393	9,162
Accrued expenses and other payables	2,510	18,284
Total liabilities	20,617	42,227
Net assets	$24,733,052	$30,985,321
Net assets consist of:
Paid-in capital	$23,099,291	$28,807,001
Accumulated undistributed net investment income	8,036	10,740
Accumulated net realized gain on investments sold	273,599	188,103
Net unrealized appreciation of investments	1,352,126	1,979,477
Net assets	$24,733,052	$30,985,321
Shares:
Net assets	$24,733,052	$30,985,321
Shares of beneficial interest outstanding	2,061,396	2,755,151
Net Asset Value and redemption price per share	$12.00	$11.25

See accompanying Notes to Financial Statements.

8 | Semi-annual Report

Madison Tax-Free Funds | March 31, 2013

Statements of Operations (unaudited)

For the period ended March 31, 2013
	Virginia Fund	National Fund
Investment income:
Interest	$ 463,249	$ 589,536
Total investment income	463,249	589,536
Expenses:
Advisory agreement fees	64,108	77,738
Service agreement fees	44,875	54,416
Total expenses	108,983	132,154
Net investment income	354,266	457,382
Net realized and unrealized gain (loss) on investments
Net realized gain on investments
Unaffiliated issuers	273,599	188,103
Net change in unrealized depreciation on investments
Unaffiliated issuers	(616,447)	(509,164)
Net realized and unrealized loss on investments	(342,848)	(321,061)
Net increase in net assets from operations	$ 11,418	$ 136,321

Statements of Changes in Net Assets
	Virginia Fund		National Fund
	(unaudited) Six-Months Ended March 31,	Year Ended September 30,	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2013	2012	2013	2012
Net assets at beginning of period	$26,117,230	$25,008,718	$31,526,202	$31,318,612
Increase (decrease) in net assets from operations:
Net investment income	354,266	732,285	457,382	938,373
Net realized gain (loss)	273,599	182,600	188,103	211,524
Net change in unrealized appreciation (depreciation)	(616,447)	518,009	(509,164)	982,635
Net increase in net assets from operations	11,418	1,432,894	136,321	2,132,532
Distributions to shareholders from:
Net investment income	(346,230)	(732,285)	(446,642)	(938,373)
Net realized gains	(182,600)	(17,310)	(209,589)	(108,328)
Total distributions	(528,830)	(749,595)	(656,231)	(1,046,701)
Capital stock transactions:
Shares sold	397,529	1,789,012	1,967,700	2,201,412
Issued to shareholders in reinvestment of distributions	504,917	710,910	–	779,789
Shares redeemed	(1,769,212)	(2,074,709)	(1,988,671)	(3,859,442)
Total net increase (decrease) from capital stock transactions	(866,766)	425,213	(20,971)	(878,241)
Total increase (decrease) in net assets	(1,384,178)	1,108,512	(540,881)	207,590
Net assets at end of period	$24,733,052	$26,117,230	$30,985,321	$31,526,202
Undistributed net investment income (loss)	$ 8,036	$ –	$ 10,740	$ –
Capital share transactions:
Shares sold	32,499	147,504	173,425	195,306
Issued to shareholders in reinvestment of distributions	41,640	58,811	–	69,345
Shares redeemed	(145,724)	(171,359)	(174,277)	(342,824)
Net increase (decrease) in shares outstanding	(71,585)	34,956	(852)	(78,173)

See accompanying Notes to Financial Statements.

Semi-annual Report | 9

Madison Tax-Free Funds | March 31, 2013

Financial Highlights for a Share of Beneficial Interest Outstanding

VIRGINIA FUND
	(unaudited)Six-Months Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$12.24	$11.92	$11.98	$11.87	$11.01	$11.43
Income from Investment Operations:
Net investment income	0.16	0.35	0.35	0.37	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.15)	0.33	–	0.16	0.91	(0.39)
Total from investment operations	0.01	0.68	0.35	0.53	1.28	(0.01)
Less Distributions:
Distributions from net investment income	(0.16)	(0.35)	(0.35)	(0.37)	(0.37)	(0.38)
Distributions from capital gains	(0.09)	(0.01)	(0.06)	(0.05)	(0.05)	(0.03)
Total distributions	(0.25)	(0.36)	(0.41)	(0.42)	(0.42)	(0.41)
Net increase (decrease) in net asset value	(0.24)	0.32	(0.06)	0.11	0.86	(0.42)
Net Asset Value at end of period	$12.00	$12.24	$11.92	$11.98	$11.87	$11.01
Total Return (%)	0.081	5.75	3.10	4.54	11.87	(0.11)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$24,733	$26,117	$25,009	$26,170	$25,883	$22,416
Ratio of expenses to average net assets (%)	0.852	0.98	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	2.762	2.88	3.03	3.10	3.26	3.31
Portfolio Turnover (%)	131	12	7	19	18	7

NATIONAL FUND
	(unaudited)Six-Months Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$11.44	$11.05	$11.16	$11.09	$10.34	$10.75
Income from Investment Operations:
Net investment income	0.16	0.33	0.34	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.11)	0.43	(0.02)	0.12	0.82	(0.38)
Total from investment operations	0.05	0.76	0.32	0.48	1.19	–
Less Distributions:
Distributions from net investment income	(0.16)	(0.33)	(0.34)	(0.36)	(0.37)	(0.38)
Distributions from capital gains	(0.08)	(0.04)	(0.09)	(0.05)	(0.07)	(0.03)
Total distributions	(0.24)	(0.37)	(0.43)	(0.41)	(0.44)	(0.41)
Net increase (decrease) in net asset value	(0.19)	0.39	(0.11)	0.07	0.75	(0.41)
Net Asset Value at end of period	$11.25	$11.44	$11.05	$11.16	$11.09	$10.34
Total Return (%)	0.451	7.02	3.02	4.43	11.73	(0.13)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,985	$31,526	$31,319	$29,347	$29,143	$26,598
Ratio of expenses to average net assets (%)	0.852	1.00	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	2.942	2.97	3.11	3.26	3.44	3.47
Portfolio Turnover (%)	141	13	13	19	17	13

1Not annualized.
2Annualized.

See accompanying Notes to Financial Statements.

10 | Semi-annual Report

Madison Tax-Free Funds | March 31, 2013

Notes to Financial Statements (unaudited)

1. Summary of Significant Accounting Policies. This report covers a period during which the two mutual fund portfolios covered by this report existed as the two series offered by the Madison Mosaic Tax-Free Trust (the "Trust"). For that period the series were registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Declaration of Trust permitted the Trustees to authorize an unlimited number of shares of beneficial interest of the Trust without par value. The Trust maintained two separate funds, the Tax-Free Virginia Fund (the "Virginia Fund") and the Tax-Free National Fund (the "National Fund") (together the "Funds"), which invested principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Virginia Fund invested solely in securities exempt from both federal and Virginia state income taxes. The National Fund invested in securities exempt from federal taxes. Both Funds invested in intermediate and long-term securities. Because the Trust was 100% no-load, the shares of each Fund were offered and redeemed at the net asset value per share. On April 19, 2013 each Fund reorganized as a series of Madison Funds. This report was prepared to present the final period during which the Funds operated under the Trust.

Portfolio Valuation: Securities having maturities of 60 days or less were valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations were readily available, were valued at the mean between their bid price. Prior to March 1, 2013 the securities were valued at the mean between their closing bid and ask prices. Securities for which market quotations were not readily available were valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Each Fund adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs," minimize the use of unobservable "inputs" and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Semi-annual Report | 11

Madison Tax-Free Funds | Notes to Financial Statements (unaudited) | continued

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the six-months ended March 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. As of March 31, 2013 and during the six-months then ended, neither of the Funds held securities deemed as a Level 3 and there were no transfers between classification levels.

The following is a summary used as of March 31, 2013 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/13
Virginia Fund
Long Term Municipal Bonds	$ –	$24,086,214	$ –	$24,086,214
	$ –	$24,086,214	$ –	$24,086,214
National Fund
Long Term Municipal Bonds	$ –	$30,172,199	$ –	$30,172,199
	$ –	$30,172,199	$ –	$30,172,199

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Funds adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets and Liabilities." These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between these entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and interim periods within those annual periods. The funds are currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

Municipal securities are traded via a network among dealers and brokers that connect buyers with sellers. Liquidity in the tax-exempt bond market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.

Investment Transactions: Investment transactions were recorded on a trade date basis. The cost of investments sold was determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income was recorded on an accrual basis. Bond premium was amortized and original issue discount and market discount were accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Distributions were recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, was declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, would be declared and paid annually

12 | Semi-annual Report

Madison Tax-Free Funds | Notes to Financial Statements (unaudited) | continued

at calendar year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2012 and 2011 were identical for book purposes and tax purposes.

The tax character of capital gain distributions paid for the Virginia Fund was $17,310 long-term capital gain for the year ended September 30, 2012 and $7,587 short-term and $119,221 long-term capital gain for the year ended September 30, 2011. The tax character of capital gain distributions paid for the National Fund was $25,516 short-term and $82,812 long-term capital gain for the year ended September 30, 2012 and $232,291 long-term capital gain for the year ended September 30, 2011. There were no short-term capital gain distributions for the Virginia Fund for the year ended September 30, 2012 and the National Fund for the year ended September 30, 2011.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows (unaudited):

Virginia Fund:
Accumulated net realized gains	$ 273,599
Net unrealized appreciation on investments	1,352,126
$1,625,725

National Fund:
Accumulated net realized gains	$ 188,103
Net unrealized appreciation on investments	1,979,477
$2,167,580

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it was the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the six-months ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2010 through 2012.

Cash Concentration: At times, the Funds maintained cash balances at financial institutions in excess of federally insured limits. The Funds monitored this credit risk and did not experience any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees. The investment adviser to the Trust, Madison Investment Advisors, LLC (the "Adviser"), earned an advisory fee. This fee was equal to 0.50% per annum of the average net assets for the Funds. The fees were accrued daily and paid monthly.

3. Other Expenses. Under a separate Services Agreement, the Adviser provided or arranged for each Fund to have all necessary operational and support services for a fee based on a percentage of each Fund’s average net assets. This fee was 0.35% per annum of the average net assets for the Funds.

The Funds’ Independent Trustees and independent registered public accountants fees and expenses were paid out of this fee on behalf of the Funds.

Semi-annual Report | 13

Madison Tax-Free Funds | Notes to Financial Statements (unaudited) | concluded

Expenses paid by the Funds and not covered within the Services Agreement referenced above include fees related to portfolio holdings and extraordinary or nonrecurring fees.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of March 31, 2013 (unaudited):

	Virginia Fund	National Fund
Aggregate Cost	$22,734,088	$28,192,722
Gross unrealized appreciation	1,454,328	2,057,537
Gross unrealized depreciation	(102,202)	(78,060)
Net unrealized appreciation	$ 1,352,126	$ 1,979,477

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended March 31, 2013, were as follows (unaudited):

	Purchases	Sales
Virginia Fund	$3,286,663	$4,538,619
National Fund	$4,150,491	$4,668,758

6. Discussion of Risks. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there are additional risks of which we were not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you.

7. Subsequent Events. A special meeting of shareholders was held on March 27,2013, at which time shareholders of the Madison Mosaic Tax-Free Trust approved the reorganization of the Tax-Free Virginia and Tax-Free National Funds into the Madison Funds. Effective 4/19/2013, the Madison Mosaic Virginia Tax-Free Fund reorganized into the Madison Tax-Free Virginia Fund, and the Madison Mosaic Tax-Free National Fund reorganized into the Madison Tax-Free National Fund. Please see the Proxy Voting Results section of Other Information for further details.

Effective November 5, 2012, the Audit Committee approved Deloitte & Touche LLP as the new independent public accountants for the Funds for the fiscal year ending September 30, 2013.

Other than the events noted above, no events have taken place that meet the definition of a subsequent event that requires adjustments to, or disclosure in the financial statements.

14 | Semi-annual Report

Madison Tax-Free Funds | March 31, 2013

Other Information

Fund Expenses (unaudited)

Example

This Example is intended to help you understand your costs (in dollars) of investing in a Fund and to compare these costs with the costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended March 31, 2013. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half fiscal year period).

Actual Expenses

The following table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account value divided by $1,000=8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Virginia Fund	0.08%	$1,000.00	$1,000.80	0.85%	$4.24
National Fund	0.45%	$1,000.00	$1,004.50	0.85%	$4.25
1For the six-months ended March 31, 2013.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Madison Tax-Free Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Madison Tax-Free Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Virginia Fund	5.00%	$1,000.00	$1,020.69	0.85%	$4.28
National Fund	5.00%	$1,000.00	$1,020.69	0.85%	$4.28
1For the six-months ended March 31, 2013.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Semi-annual Report | 15

Madison Tax-Free Funds | Other Information | concluded

Federal Tax Information. The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in the calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. The Tax-Free Virginia and Tax-Free National Funds designated 100% and 100%, respectively of dividends from net investment income as exempt-interest dividends.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate,"  "may,"  "will,"  "expect," "believe,"  "plan,"  and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invested in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-877-6089. The Trust’s proxy voting policies may also be obtained by visiting the SEC’s website at www.sec.gov.

N-Q Disclosure. The Trust filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington DC 20549-0102. Finally, you may call us at 1-800-877-6089 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Proxy Voting Results. A special meeting of shareholders was held on March 27, 2013, at which shareholders of the Madison Mosaic Tax-Free Trust voted on the following proposal, the results of which are described below.

To approve an Agreement and Plan of Reorganization pursuant to which the selling fund will be reorganized into the corresponding buying fund.

Madison Mosaic Virginia Tax-Free Fund, (selling fund) into the Madison Tax-Free Virginia Fund (buying fund).

FOR:  89.134%

AGAINST:  3.965%

ABSTAIN:  6.900%

 Madison Mosaic Tax-Free National Fund, (selling fund) into the Madison Tax-Free National Fund (buying fund).

FOR:  88.488%

AGAINST:  8.658%

ABSTAIN:  2.854%

16 | Semi-annual Report

Madison Funds
Post Office Box 8390
Boston, MA 02266-8390
1 (800) 877-6089
www.madisonfunds.com

SEC File Number: 811-08261